UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 -789 West Pender Street,
Vancouver, B.C., Canada	V6C 1H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 893-8891

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events

ITEM 8.01. OTHER EVENTS

On September 13, 2006, Beijing Mianping Salt Lake Research Institute (“Mianping”), Sterling Group Ventures Inc.’s Chinese partner, received approval for the reserve auditing of the Dangxiongcuo salt lake property (“DXC Salt Lake”) from the Ministry of Land and Resources of China. DXC Salt Lake is in Nima county of Naqu district in Tibet, China. The Auditing and Examination Center of the Ministry of Land and Resources of China also gave approval for the geological report conducted by Mianping to be used as a design basis for the DXC Salt Lake mine.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.Description

10.1	Approval document from the Ministry of Land and Resources of China

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Raoul Tsakok
Raoul Tsakok
Chairman & CEO

September 20, 2006